The Bhirud Funds, Inc.

THE APEX MID CAP GROWTH  FUND
Soundview Plaza, 1266 E. Main Street
Stamford, Connecticut 06902

Telephone No. (800) 446-2987

Supplement to Prospectus Dated November 30, 1997

1) A new telephone number for shareholder services, 1-800 446
2987, replaces the telephone number
1-800 831 9922 appearing in the prospectus.


2) The following information replaces disclosure found in the Paragraph on Page 2 under "PROSPECTUS SUMMARY -INVESTMENT
OBJECTIVE".

PROSPECTUS SUMMARY

		INVESTMENT OBJECTIVE: The Portfolio's investment objective is to seek to achieve growth of capital by attempting to outperform the S&P MidCap Index. The Portfolio will seek to achieve this objective by investing primarily in common stocks of mid-sized companies (those with market capitalization ranging from $150 million to $50.0 billion) including common stocks listed on the S&P MidCap Index (collectively, "Common Stocks") which the
Portfolio's investment advisor believes are likely to outperform the S&P MidCap Index. Although the Portfolio may also invest in the types of investment grade fixed income instruments described under "Investment Objective, Policies and Risks" herein, and may use various special investment techniques, under normal market conditions the Portfolio will invest at least 80% of its total assets in Common Stocks. Under normal market conditions, up to 20% of the Portfolio's total assets may be invested in options, warrants, futures contracts, preferred stocks, investment grade debt securities and securities convertible into common or preferred stock. See "Investment Objective, Policies and
Risks". There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio and its investment restrictions described in the Statement of Additional Information are fundamental and may not be changed without shareholder approval.

3) The following information replaces disclosure found in the Paragraph on Page 14 under "HOW TO PURCHASE SHARES".

HOW TO PURCHASE SHARES

		All funds received by the Portfolio are invested in full and fractional shares of the Portfolio. Certificates for shares are not issued. The Fund maintains records of each shareholder's holdings of Portfolio shares, and each shareholder receives a statement of transactions, holdings and dividends. The
Portfolio reserves the right to reject any purchase.

		An investment may be made using any of the following methods:

				Mail.  To purchase shares in the Portfolio, an investor
should deliver a completed new account registration form with a check payable to "The Apex Mid Cap Growth Fund", c/o Mutual
Shareholders Services Inc., 1301 East Ninth Street, Suite 3600,
Claveland, OH 44114.  If shares are purchased by check and
redeemed before the check has cleared, the transmittal of
redemption proceeds will be delayed until funds are collected, which may take up to 15 days (See "Redemption of Shares").

				By Wire.  Investments may be made directly through the use
of wire transfers of Federal funds.  Contact your bank and
request it to wire Federal funds to the Portfolio.  In most
cases, your bank will either be a member of the Federal Reserve
Banking System or have a relationship with a bank that is.  Your bank will normally charge you a fee for handling the
transaction.  To purchase shares by a Federal funds wire, please first contact The Mutual Shareholders Services Inc., at (800)
446-2987.  They will establish a record of information for the wire to insure the correct processing of funds.  Failure to
contact the Mutual Shareholders Services Inc., will delay the effective date of the purchase order to the next business day.

		Investor purchases by wire funds must be directed to:

		STAR BANK, N.A. Cinti/Trust
		ABA:  0420-0001-3
		Attn: The Apex Mid Cap Growth Fund
		DDA # 485812697
		Share Holder Account Number: ___________________
		Share Holder Account Name: _____________________

4) The following information replaces disclosure found in the Paragraph on Page 18 under "CUSTODIAN AND TRANSFER AGENT".

CUSTODIAN AND TRANSFER AGENT

		The Star Bank, N.A., Mutual Fund Custody Department, 425 Walnut Street, M.L. 6118, Cincinnati, Ohio 45202, is the custodian for the Portfolio's cash and securities, and Mutual
Shareholders Services Inc., 1301 East Ninth Street, Suite 3600,
Claveland, OH 44114 is the transfer agent for the Portfolio's shares. The Portfolio's custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving Portfolio assets.

5) The following information replaces disclosure found in the Paragraph on Page 15 under "REDEMPTION OF SHARES - By Mail".

REDEMPTION OF SHARES

		By Mail. Redemption requests may be made by letter to c/o Mutual Shareholders Services Inc., 1301 East Ninth Street, Suite
3600, Claveland, OH 44114, specifying the name of the Portfolio, the dollar amount or number of shares to be redeemed, and the account number. The request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign). In all cases, all the signatures on a redemption request must be signature guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange; pursuant to the Fund's transfer agent's standards and procedures. (Guarantees by notaries public are not acceptable.) Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

January 30, 1998


_____________________

Suresh L. Bhirud, President